CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                 EXHIBIT 10.12

               AMENDED AND RESTATED EXCLUSIVE SUBLICENSE AGREEMENT

                                 BY AND BETWEEN

                         INTERMUNE PHARMACEUTICALS, INC.

                                       AND

                              CONNETICS CORPORATION

                                 APRIL 27, 1999

               AMENDED AND RESTATED EXCLUSIVE SUBLICENSE AGREEMENT

         THIS AMENDED AND RESTATED EXCLUSIVE SUBLICENSE AGREEMENT (the "Agreement") is made and entered into as of April 27, 1999 (the "Effective Date") by and between CONNETICS CORPORATION, a Delaware corporation with a principal place of business at 3400 West Bayshore Road, Palo Alto, CA 94303 ("Connetics"), and INTERMUNE PHARMACEUTICALS, INC., a California corporation with a principal place of business at 3294 West Bayshore Road, Palo Alto, CA 94303 ("InterMune"). InterMune and Connetics may be referred to herein as a "Party" or, collectively, as the "Parties."

                               RECITALS

A. WHEREAS, InterMune is a corporation formed for the purpose of research and development of biopharmaceutical products for the treatment of infectious and autoimmune diseases; and

B. WHEREAS, Connetics has licensed the rights to certain immunology-based products and to the technology relating thereto from Genentech, Inc. ("Genentech") pursuant to that certain License Agreement for Interferon Gamma by and between Connetics and Genentech dated May 5, 1998 (the "Genentech License"); and

C. WHEREAS, InterMune and Connetics have entered into that certain Exclusive Sublicense Agreement dated August 21, 1998 (the "Original Agreement") pursuant to which (a) Connetics granted an exclusive sublicense to InterMune under the Genentech License to develop, make, have made, import, offer for sale and sell therapeutic products containing or derived from such immunology-based products and technology for use for certain specific indications, and (b) InterMune granted to Connetics the exclusive option to practice such sublicensed rights in the dermatology field;

D. WHEREAS, Connetics and Genentech have amended the Genentech License through Amendment No. 1 to License Agreement effective December 28, 1998, Amendment No. 2 to License Agreement effective January 15, 1999 and Amendment No. 3 to the License Agreement effective April 27, 1999, pursuant to which Connetics acquired from Genentech certain additional rights to the aforementioned immunology-based products and technology, with the intent of sublicensing such additional rights to InterMune;

E. WHEREAS, Connetics is participating in that certain financing transaction for InterMune Series A Preferred Shares (the "Series A Transaction") and, as partial consideration to Connetics for its participation in the Series A Transaction, InterMune has agreed to pay to Connetics, (i) pursuant to that certain Collaboration Agreement between the Parties effective as of even date herewith (the "Collaboration Agreement"), five hundred thousand dollars ($500,000) on the effective date of the Collaboration Agreement and five hundred thousand dollars ($500,000) on March 31, 2001, and (ii) pursuant to this Agreement, a milestone payment of one million five hundred thousand dollars ($1,500,000) as further described herein;

F. WHEREAS, as further consideration to Connetics for its participation in the Series A Transaction, InterMune has agreed to issue to Connetics pursuant to the Collaboration

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      1.

Agreement, (i) nine hundred sixty thousand (960,000) shares of Series A-1 Preferred Stock, (ii) shares of Series B Preferred Stock of an aggregate value of five hundred thousand dollars ($500,000), and (iii) shares of Series C Preferred Stock of an aggregate value of one million dollars ($1,000,000); and

G. WHEREAS, InterMune and Connetics now desire to replace and supersede the Original Agreement with this Agreement;

     NOW, THEREFORE, the Parties agree as follows:

1.   DEFINITIONS

     1.1 "AFFILIATE" means any company or entity controlled by, controlling or under common control with a Party. As used in this Section, "control" means (a) that an entity or company owns, directly or indirectly, fifty percent (50%) or more of the voting stock of another entity, or (b) that an entity, person or group has the actual ability to control and direct the management of the entity, whether by contract or otherwise, but excluding, for all purposes of this Agreement, Connetics, as to InterMune, and InterMune, as to Connetics.

     1.2 "AMENDMENT NO. 3" means that certain Amendment No. Three to License Agreement entered into between Connetics and Genentech effective April 27, 1999. For clarity, the phrase "as amended by Amendment No. 3" as used herein is intended only for ease of reference and not as a limitation.

     1.3 "BEST EFFORTS" means every necessary and prudent effort of a Party applied in a prompt, commercially reasonable manner, to the maximum extent reasonably allowed by such Party's available financial resources, taking into account all of such Party's business commitments for such financial resources.

     1.4 "BLA" means a Biologics License Application.

     1.5 "CONNETICS KNOW-HOW" means all Know-How in the areas of quality assurance/quality control (QA/QC), pharmaceutical science, process development or regulatory affairs that (a) is Controlled by Connetics during the term of this Agreement, and (b) is necessary or useful to the discovery, development, use or manufacture of Products, but excluding all Know-How that is part of the Genentech License Rights.

     1.6 "CONTROLLED" means with respect to any material, Know-How or intellectual property right, that the Party owns or has a license to such material, Know-How or intellectual property right and has the ability to grant access, a license, or a sublicense to such material, Know-How or intellectual property right to the other Party as provided for herein without violating an agreement with a Third Party as of the time the Party would be first required hereunder to grant the other Party such access, license or sublicense.

     1.7 "DERMATOLOGY FIELD" means the administration to humans of therapeutic products for the treatment, prevention or diagnosis of any dermatological disease or condition, including, without limitation, atopic dermatitis, keloids/hypertrophic scars, pustular psoriasis and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      2.

scleroderma, but excluding (i) any cancer disease or condition, (ii) any infectious disease or condition, and (iii) any indication outside of the IG Field.

     1.8 "DERMATOLOGY SUBLICENSEE" means a Third Party to which Connetics has granted a sublicense under the sublicense rights granted by InterMune to Connetics pursuant to Section 4.1.

     1.9 "FDA" means the U.S. Food and Drug Administration, or any successor agency.

     1.10 "GENE THERAPY" means the therapeutic or prophylactic treatment of a human being with: (a) one or more oligonucleotides or nucleotide sequences, in native form or chemically modified, which are introduced into the body in free form, bound to a carrier molecule, contained in any molecular vesicle (e.g. a liposome), incorporated into or attached to a vector of any type, contained in any cellular construct and/or contained in any mechanical device or (b) cells which have been manipulated EX VIVO using one or more oligonucleotides or nucleotide sequences.

     1.11 "GENE THERAPY FIELD" means the administration to humans of Licensed Gene Product for Gene Therapy for the treatment or prevention of any human disease or condition, provided however, that "Gene Therapy Field" shall not include any treatment or prevention of any type of cardiac or cardiovascular disease or condition.

     1.12 "GENENTECH" means Genentech, Inc., a Delaware corporation with its principal office at 1 DNA Way, South San Francisco, CA 94080.

     1.13 "GENENTECH LICENSE" means the License Agreement for Interferon Gamma between Genentech and Connetics dated May 4, 1998, as amended by Amendment No. 1 to License Agreement effective December 28, 1998, Amendment No. 2 to License Agreement effective January 15, 1999, and Amendment No. 3, all of which are attached hereto as Exhibit 1.13.

     1.14 "GENENTECH LICENSE RIGHTS" means all rights under Patents, Know-How and trademarks granted to Connetics by Genentech under the Genentech License, but only to the extent the Genentech License permits the practice of such rights for the uses set forth in Article 3 herein. "Genentech License Rights" shall not include any Third Party Product Rights.

     1.15 "GENENTECH PATENTS" means all the Patent rights which are granted to Connetics under the Genentech License.

     1.16 "GENENTECH SUPPLY AGREEMENT" means the Supply Agreement entered into between Genentech and Connetics dated May 4, 1998, a copy of which is attached hereto as Exhibit 1.16.

     1.17 "IG FIELD" means the administration to humans of Licensed Protein Product for the treatment or prevention of any human disease or condition, provided however, that "IG Field" shall not include: (i) the administration to humans of Licensed Protein Product for the treatment or prevention of any type of arthritis or cardiac or cardiovascular disease or condition or (ii) use of Licensed Protein Product for Gene Therapy.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      3.

     1.18 "INTERFERON GAMMA" OR "IG" means the polypeptide described as "Interferon Gamma" in Section 1.20 of the Genentech License.

     1.19 "INTERMUNE NET SALES" means "Net Sales" of Licensed Protein Products in the Territory for use in the IG Field by InterMune and its sublicensees hereunder other than Connetics and its Affiliates and Dermatology Sublicensees.

     1.20 "KNOW-HOW" means all information, data, know-how, trade secrets, inventions, developments, results, techniques and materials, whether or not patentable.

     1.21 "LICENSED PRODUCT," "LICENSED GENE PRODUCT" AND "LICENSED PROTEIN PRODUCT" shall each have the same meaning as defined in Section 1.22 of the Genentech License (as amended by Amendment No. 3).

     1.22 "LICENSED TECHNOLOGY" means the Genentech License Rights and the Connetics Know-How.

     1.23 "NET SALES" means "Net Sales" (as defined in Section 1.25 of the Genentech License) of Licensed Protein Products in the Territory for use in the IG Field by InterMune and any of its sublicensees hereunder.

     1.24 "PATENTS" means any and all issued or pending patents and patent applications, both foreign and domestic, and including without limitation (a) all divisionals, continuations and continuations-in-part of any such applications, (b) any patents that issue from any of the foregoing, and (c) all substitutions, extensions, reissues, renewals, supplementary protection certificates and inventors' certificates with respect to any of the foregoing issued patents.

     1.25 "TERRITORY" means the United States and Japan.

     1.26 "THIRD PARTY" means any party besides the Parties and their respective Affiliates.

     1.27 "THIRD PARTY PRODUCT RIGHTS" shall have the meaning set forth in
Section 1.37 of the Genentech License (as amended by Amendment No. 3).

     1.28 "UNITED STATES" means the United States and its territories and possessions.

2. ORIGINAL AGREEMENT SUPERSEDED

     The Parties agree that the Original Agreement is hereby replaced and superseded in all respects by this Agreement as of the Effective Date.

3. LICENSES AND COVENANTS

     3.1 GENENTECH LICENSE RIGHTS.

          (a) Connetics hereby grants to InterMune the exclusive sublicense, even as to Connetics, under the Genentech License Rights to develop, use, sell, offer for sale, import, make and have made:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      4.

               (i) Licensed Protein Products in the IG Field in the Territory, subject to any rights Connetics obtains under Section 4.1 below, and

               (ii) Licensed Gene Products in the Gene Therapy Field in the United States.

          (b) InterMune may sublicense any or all the foregoing rights to the extent that Connetics is permitted to do so under the Genentech License.

     3.2 THIRD PARTY PRODUCT RIGHTS.

          (a) Connetics hereby grants to InterMune the exclusive sublicense, even as to Connetics, under any Third Party Product Rights Connetics acquires in Japan pursuant to Section 2.1(g)(iii) of the Genentech License (as amended by Amendment No. 3), which sublicense may be further sublicensed by InterMune to the extent that Connetics is permitted to do so under the Genentech License.

                  (b) Connetics hereby assigns to InterMune its entire right, title and interest to Connetics' rights of negotiation to Third Party Product Rights pursuant to Section 2.1(h) of the Genentech License (as amended by Amendment No. 3). In the event that Genentech notifies Connetics of the availability of any such Third Party Product Rights, Connetics shall promptly notify InterMune thereof.

         3.3 CONNETICS KNOW-HOW. Connetics hereby grants to InterMune a non-exclusive license under the Connetics Know-How to develop, use, make, have made, import, offer for sale and sell (a) Licensed Products in the Territory, and (b) any products covered by Third Party Patent Rights to which Connetics or InterMune acquires rights under the Genentech License in the applicable territory.

         3.4 GENENTECH SUPPLY AGREEMENT. Connetics hereby assigns to InterMune its entire right, title and interest under the Genentech Supply Agreement and agrees to notify Genentech of such assignment in accordance with Section 5.4 thereof. As of the Effective Date, InterMune shall be deemed to be the successor in interest of Connetics under the Genentech Supply Agreement and shall assume all obligations and be entitled to all rights of Connetics under such agreement. InterMune hereby covenants that it shall maintain the Genentech Supply Agreement effective and in good standing. To the extent Connetics exercises its option pursuant to Section 4.1 below, InterMune shall procure for and supply to Connetics (and its Dermatology Sublicensees, if any) its requirements for Bulk Product and Finished Product (as such terms are defined in the Genentech Supply Agreement) for use in the Dermatology Field from Genentech pursuant to the Genentech Supply Agreement or from any Third Party manufacturer(s) contracted by InterMune to manufacture Finished Product and Bulk Product, provided that Connetics shall pay to InterMune InterMune's cost, without markup, for procuring and supplying such Finished Product and Bulk Product to Connetics.

         3.5 TRANSFER OF DATA AND MATERIALS. Promptly following the Effective Date, Connetics and InterMune shall work cooperatively together to transfer to InterMune all documents or materials in Connetics' possession comprising or containing the Licensed Technology, including without limitation, biological and chemical materials, regulatory filings,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      5.

and data, and Connetics shall transfer any and all additions or improvements to the Licensed Technology to InterMune as soon as is reasonably practicable after the creation, development or acquisition of such addition or improvements.

         3.6 CONNETICS COVENANT. Connetics hereby covenants that it shall maintain the Genentech License effective and in good standing subject to InterMune's performance under Section 3.7 below.

         3.7 INTERMUNE PERFORMANCE UNDER GENENTECH LICENSE.

                  (a) InterMune shall perform in lieu and instead of Connetics in carrying out the rights and obligations of Connetics under the Genentech License to the extent permitted in Section 2.3(c) of the Genentech License (including without limitation the insurance obligations set forth in Section 10.4 of the License Agreement (as amended by Amendment No. 3)), and except as set forth in Article 4 below. Connetics agrees to use commercially reasonable diligent efforts to cooperate with InterMune to enable it to exercise such rights and to perform such obligations thereunder.

                  (b) In the event that InterMune reasonably anticipates that it is likely to materially default under any obligation under the Genentech License that it is obligated to perform pursuant to subsection (a) above, InterMune shall notify Connetics as promptly as reasonably practicable of such default. At Connetics' request, InterMune shall cooperate fully with Connetics in order to prevent, mitigate or cure such default.

4. OPTION TO DERMATOLOGY RIGHTS

         4.1 OPTION GRANT. InterMune hereby grants to Connetics the exclusive option to obtain the exclusive sublicense under the Genentech License Rights to develop, use, make, have made, import, offer for sale and sell Licensed Protein Products for use solely in the Dermatology Field in the United States, subject to Genentech's rights under the Genentech License. Connetics may exercise such option at any time prior to the [ * ] anniversary of the Effective Date by providing InterMune written notice of its desire to exercise such option. Upon InterMune's receipt of such notice, InterMune shall be deemed to have granted to Connetics the exclusive, royalty-free (with respect to InterMune only), sublicense under the Genentech License Rights to use, make, have made, import, offer for sale and sell Licensed Protein Products in the Dermatology Field in the United States for the term of this Agreement, subject to the terms of the Genentech License, and Connetics shall undertake all obligations under the Genentech License relating to its development and commercialization of Licensed Protein Products in the Dermatology Field in the United States, including without limitation those obligations described in Sections 4.2 and 4.4 below. Such sublicense shall be further sublicenseable by Connetics to the extent permitted by the Genentech License. If not exercised by the [ * ] anniversary of the Effective Date, the option granted in this Section 4.1 shall expire.

         4.2 PAYMENTS AND OTHER OBLIGATIONS UNDER GENENTECH LICENSE. If Connetics exercises such option as set forth in Section 4.1 above:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      6.

                         (i) In the event that Connetics or a Dermatology
Sublicensee achieves one of the milestones set forth in Sections 8.2(a) or
(b) of the Genentech License with respect to its Licensed Protein Product, Connetics or such Dermatology Sublicensee shall inform InterMune thereof and provide such milestone payment due under the Genentech License to InterMune, and InterMune agrees to render such payment to Genentech on behalf of Connetics.

                         (ii) In the event that milestone payments to
Genentech as set forth in Sections 8.1 (c) and (d) of the Genentech License are triggered by the sale of Licensed Protein Product by both Connetics and InterMune (and/or their sublicensees) in the Territory, the Parties shall promptly meet and in good faith determine a fair apportionment between the Parties of the payment to be made to Genentech for such milestone based upon the relative Net Sales of each Party for such calendar year or other agreed upon method of apportionment. Connetics shall then submit to InterMune its portion of such milestone payment in accordance with the terms of the Genentech License, and InterMune agrees to render such payment to Genentech on behalf of Connetics.

                  (b) ROYALTIES. Connetics shall be responsible for making all payments due (i) to Genentech under Section 8.3 of the Genentech License, and (ii) to Genentech or any other Third Party under Section 8.4 of the Genentech License, in each case on Net Sales of Licensed Protein Products by Connetics, its Affiliates and its Dermatology Sublicensees, in accordance with the Genentech License.

                  (c) DEFAULT. In the event that Connetics reasonably anticipates that it is likely to materially default under any obligation under the Genentech License that it is obligated to perform under Section 4.1, including without limitation the obligations described in subsections
(a) and (b) above, Connetics shall notify InterMune as promptly as reasonably practicable of the nature of such default. At InterMune's request, Connetics shall cooperate fully with InterMune in order to prevent, mitigate or cure such default.

         4.3 OFF-LABEL SALES.  If Connetics exercises the option set forth in
Section 4.1 then:

                  (a) Each Party agrees and shall require its sublicensees, if any, to use commercially reasonable efforts to formulate all Licensed Protein Products developed by such Party or sublicensee thereof in a manner to reduce, to the extent reasonably practicable, the possibility that such Licensed Protein Product can be used in the other Party's field of use as provided hereunder. If a Party cannot so formulate a particular Licensed Protein Product, then such Party agrees to use its Best Efforts to prevent sales of such Licensed Protein Product for use in the other Party's field of use, including without limitation instructing its sales forces, and requiring all sublicensees to instruct their sales forces, that such Licensed Protein Product is not to be promoted, marketed or sold for use in the other Party's field of use.

                  (b) In the event that either Party determines that a Licensed Protein Product is being used in a field of use other than for which it was intended, such Party shall immediately inform the other Party. The Parties shall then promptly meet and diligently and in good faith determine a fair and reasonable mechanism for equitable allocation of the sales of such Licensed Protein Product that are used outside the field of use for which they are intended.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      7.

         4.4 PATENT COSTS. If Connetics exercises the option set forth in
Section 4.1, then Connetics agrees to reimburse InterMune all costs paid by InterMune to Genentech under Section 5.2 of the Genentech License which relate to any patent or patent application the claims of which: (a) are specifically directed to a Licensed Protein Product for use in the Dermatology Field and (b) do not relate to a Licensed Protein Product for use in any area of the IG Field other than the Dermatology Field.

         4.5 MILESTONE PAYMENTS. If Connetics exercises its options under
Section 4.1, then Connetics shall make the following cash milestone payments to InterMune:

                  (a) [ * ] within thirty (30) days following the date on which the first NDA or BLA for a Licensed Protein Product is filed with the FDA by Connetics for an indication in the Dermatology Field.

                  (b) [ * ] within thirty (30) days following the date Connetics receives FDA clearance for each new indication in the Dermatology Field of a Licensed Protein Product for commercial sale in the United States.

         4.6 DERMATOLOGICAL INDICATIONS OUTSIDE OF THE DERMATOLOGY FIELD.

                  (a) It is the intention of the Parties that Connetics shall be InterMune's preferred marketing partner for sales of Licensed Protein Product to dermatologists in the United States during the term of this Agreement. Therefore, during the term of this Agreement, if either Party desires to sell Licensed Protein Product to dermatologists in the United States for use for indications that are outside of the Dermatology Field but within the IG Field (an "Outside Indication"), the provisions of this Section
4.6 shall apply.

                  (b) In the event that either Party desires to sell a Licensed Protein Product for an Outside Indication to dermatologists in the United States during the term of this Agreement, such Party shall give the other Party written notice of such interest, which notice shall specify the indication of interest. If InterMune notifies Connetics that InterMune itself desires to sell such Licensed Protein Product for an Outside Indication directly to dermatologists in the United States, then the procedures of subsection (d) shall apply. Otherwise, for ninety (90) days following receipt of such notice, the Parties shall exclusively negotiate in good faith for the reasonable commercial terms under which Connetics shall exclusively sell such Licensed Protein Product for such Outside Indication to dermatologists in the United States. In the event that, at the end of such ninety (90) day period, the Parties have failed to enter into a written agreement on such commercially reasonable terms, Connetics' rights with respect to the sale of such Licensed Protein Product for such Outside Indication shall terminate and InterMune shall have no further obligations to Connetics under this Section
4.6 with respect to such Licensed Protein Product for such Outside Indication except as set forth is subsections (c) and (d) below.

                  (c) If the Parties have failed to enter into an agreement by the end of such ninety (90) day period, as described in subsection (b) above, InterMune shall then have the right during the following one hundred eighty (180) day period to enter into an agreement with a Third Party for the sale to dermatologists of such Licensed Protein Product for such Outside Indication on economic terms that, taken as a whole, are substantially the same as, or more favorable to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      8.

InterMune than, those last offered in writing by Connetics for such rights pursuant to subsection (b) above. If at the end of such one hundred eighty
(180) day period InterMune has not entered into an agreement with a Third Party to sell such Licensed Protein Product for such Outside Indication to dermatologists in the United States, then the procedures set forth in subsection (b) above shall again apply, provided that InterMune may proceed alternatively under subsection (d) below.

                  (d) If InterMune itself desires to sell such Licensed Protein Product to dermatologists in the United States for Outside Indications, then upon written notice from InterMune, Connetics and InterMune shall enter into good faith negotiations, for a period of ninety (90) days from Connetics' receipt of such notice, for the reasonable commercial terms upon which InterMune shall grant to Connetics the rights to co-promote such Licensed Protein Product for such Outside Indication to dermatologists in the United States. InterMune agrees that it shall not unreasonably withhold its agreement to such commercially reasonable terms. In the event that, at the end of such ninety (90) day period, the Parties have failed to enter into a written agreement for such co-promotion rights, InterMune shall have no further obligations to Connetics under this Section 4.6 with respect to such Licensed Protein Product for such Outside Indication, PROVIDED THAT InterMune may not enter into an agreement with a Third Party for the rights to co-promote Licensed Protein Product for such Outside Indication to dermatologists in the United States on economic terms that, taken as a whole, are less favorable to InterMune than those last offered in writing by Connetics for such rights. In the event that InterMune does not enter into such a co-promotion agreement with a third party and instead solely promotes and sells such Licensed Protein Product for such Outside Indication to dermatologists in the United States itself, if at any time following such sole promotion and sale InterMune determines in its sole discretion that it desires to grant a license to the rights to promote and sell the rights to co-promote such Licensed Protein Product for such Outside Indication to dermatologists in the United States to another party (other than an Affiliate), then the procedures set forth in subsection (b) above shall apply.

5. CONSIDERATION

         5.1 ROYALTIES.

                  (a) Beginning on January 1, 2002, InterMune shall pay to Connetics a royalty of [ * ] of InterMune Net Sales in the United States. InterMune shall continue to pay such royalties to Connetics until such time as the cumulative InterMune Net Sales in United States, beginning on January 1, 2000, are equal to [ * ]. Thereafter, InterMune shall pay to Connetics a royalty of [ * ] of InterMune Net Sales in the United States for the remainder of the term of the Agreement.

                  (b) All royalties due under this Section 5.1 shall be due and payable quarterly within thirty (30) days following the last day of each quarter in which royalties are incurred beginning with first calendar quarter of 2002.

         5.2 MILESTONE PAYMENT. InterMune shall pay to Connetics a milestone payment of one million five hundred thousand dollars ($1,500,000), as follows (the "Milestone Payment"), payable in a lump sum or in installments based on the level of InterMune Net Sales as follows:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      9.

                  (a) If annualized InterMune Net Sales in the United States for 2001, based on InterMune Net Sales in the United States for the third and fourth calendar quarters of 2001, ("2001 Net Sales") are equal to or greater than [ * ], then on March 31, 2002, InterMune shall, at its election, either
(i) pay the full Milestone Payment to Connetics, or (ii) pay to Connetics
[ * ] of the Milestone Payment and furnish to Connetics a promissory note for the balance of the Milestone Payment, which promissory note shall provide for three (3) principal payments to Connetics of [ * ] each due upon June 30, 2002, September 30, 2002 and December 31, 2002, respectively.

                  (b) If 2001 Net Sales are equal to or greater than [ * ] but less than [ * ], then on March 31, 2002, InterMune shall pay to Connetics [ * ] of the Milestone Payment, and furnish to Connetics a promissory note for the balance of the Milestone Payment (the "Remaining Payment"), which promissory note shall provide for full payment of the balance of such note to Connetics on the earlier to occur of (i) March 31, 2004, or (ii) the last day of the month following the consecutive twelve (12) month period that InterMune Net Sales in the United States are equal to or greater than [ * ], subject to subsection (d) below.

                  (c) If 2001 Net Sales are less than [ * ], then on March 31, 2002, InterMune shall pay to Connetics a portion of the Milestone Payment equal to [ * ] multiplied by a fraction, the numerator of which is 2001 Net Sales and the denominator of which is [ * ]. InterMune shall furnish to Connetics a promissory note for the balance of the Milestone Payment (the "Remaining Payment"), which promissory note shall provide for full payment of the balance of such note to Connetics on the earlier to occur of (i) March 31, 2004, or (ii) the last day of the month following the consecutive twelve
(12) month period that InterMune Net Sales in the United States are equal to or greater than [ * ], subject to subsection (d) below.

                  (d) With respect to the promissory note for the Remaining Payment described in subsection (b) or (c) above, if InterMune is to pay the balance of such note on March 31, 2004, and InterMune Net Sales in the United States for the twelve (12) month period preceding March 31, 2004 are equal to or greater than [ * ] but less than [ * ], then:

                         (i) InterMune may, at its election, pay [ * ] of the
Remaining Payment either in cash or in Preferred Shares of InterMune stock at the fair market value of such shares, determined as the average closing price of such shares over the previous thirty (30) day period; and

                         (ii) With respect to the other [ * ] of the
Remaining Payment, Connetics may, at its election, receive such fifty percent either in cash or in Preferred Shares of InterMune stock at the fair market value of such shares, determined as the average closing price of such shares over the previous thirty (30) day period, provided that Connetics shall notify InterMune of its election in writing at least thirty (30) days prior to the date that such payment is due; and

                  (e) With respect to the Remaining Payment described in subsection (b) or (c) above, if InterMune is to pay the balance of such note on March 31, 2004, and InterMune Net Sales in the United States for the twelve (12) month period preceding March 31, 2004 are less than [ * ], then InterMune may, at its election, either:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     10.

                         (1) Pay such Remaining Payment in cash or in
Preferred Shares of InterMune stock at the fair market value of such shares, determined as the average closing price of such shares over the previous thirty (30) day period; or

                         (2) Grant to Connetics the license to the Accounting
and Revenue Rights to CGD Units (as defined below), on commercially reasonable terms to be agreed upon by the Parties, in which event InterMune shall thereafter have no further obligation to Connetics with respect to such Remaining Payment. Such license shall be [ * ] with respect to InterMune but not with respect to Genentech or any other Third Party, and shall expire upon the date of expiration of the last to expire Genentech Patent covering the manufacture, use or sale of Licensed Products for the treatment of CGD in the United States and its territories and possessions. As used herein, "Accounting and Revenue Rights to CGD Units" means the right to book net revenues, expenses and net profits for the sales of Licensed Product for the treatment of chronic granulomatous disease by InterMune and its sublicensees in the United States.

               (f) All promissory notes referred to in this Section 5.2 shall bear interest at the rate of the prime rate plus [ * ].

         5.3 REPORTS; AUDIT RIGHTS. InterMune shall provide to Connetics a copy of all reports submitted to Genentech by InterMune pursuant to Section
8.8 of the Genentech License when InterMune submits such report to Genentech. Connetics shall furthermore have the same audit rights as Genentech pursuant to Section 8.8.

         5.4 PAYMENTS UNDER GENENTECH LICENSE. InterMune shall make, on behalf of Connetics, all payments owed by Connetics to Genentech under Sections 8.2 and 8.3 of the Genentech License with respect to InterMune's activities hereunder, except as set forth in Section 4.2 above. Each Party shall be responsible for paying all royalties due to Third Parties other than Genentech under Section 8.4 of the Genentech License with respect to such Party's and/or sublicensee thereof activities hereunder.

6. INTELLECTUAL PROPERTY

         6.1 OWNERSHIP OF INVENTIONS. Each Party shall remain the sole owner of its respective technology and other intellectual property that it owned as of the Effective Date. A Party shall not have or acquire any rights in any inventions, Know-How or intellectual property rights of the other Party, except as specifically granted herein.

         6.2 PATENT PROSECUTION. InterMune shall have all the rights of Connetics under the Genentech License to participate in the prosecution of the Genentech Patents, and shall pay all patent costs due under the Genentech License, except as set forth in Section 4.4 above.

         6.3 INFRINGEMENT OF THIRD PARTY PATENTS. In the event that a Third Party files an action against a Party alleging that such Party's activities under this Agreement infringe such Third Party's patent rights, such Party shall give written notice to the other Party, and the Parties will consult and cooperate on the best course of action. The Party that was sued shall have the right to defend itself against such action, and the other Party shall provide all reasonable assistance in such defense.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     11.

         6.4 INFRINGEMENT OF LICENSED PATENTS. In the event that either Party becomes aware that a Third Party is infringing any rights in the Genentech Patents, such Party shall promptly notify the other. InterMune shall have the right, in Connetics' stead, to enforce the Genentech Patents to the full extent Connetics has such rights under the Genentech License, and Connetics will reasonably cooperate with InterMune in such enforcement actions and take all reasonably necessary steps to facilitate InterMune's enforcement of the Genentech Patents.

         6.5 COOPERATION. Each Party agrees to cooperate with the other and take all reasonable additional actions as may be reasonably required to achieve the intent of this Article 5, including, without limitation, the execution of all necessary and appropriate instruments and documents.

7. REPRESENTATIONS AND WARRANTIES

         7.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants to the other Party as follows:

                  (a) Such Party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) has the power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not materially adversely affect such Party's ability to perform its obligations under the Agreement.

                  (b) Such Party (i) has the power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder, and (ii) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

                  (c) All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with the Agreement have been obtained.

                  (d) The execution and delivery of the Agreement and the performance of such Party's obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations or any material contractual obligation of such Party, and (ii) do not materially conflict with, or constitute a material default or require any consent under any material contractual obligation of such Party.

         7.2 CONNETICS REPRESENTATIONS AND WARRANTIES. Connetics hereby represents and warrants that:

                  (a) To Connetics' knowledge as of the Effective Date, the Licensed Technology practiced as permitted herein does not infringe on any intellectual property rights owned by any Third Party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     12.

                  (b) Connetics possesses the necessary interest, title and right to the Licensed Technology to grant the licenses and to make the assignments to InterMune hereunder.

8. INDEMNIFICATION

         8.1 INDEMNIFICATION BY CONNETICS. Connetics agrees to indemnify, hold harmless and defend InterMune and InterMune's directors, officers, employees and agents, and the directors, officers, employees and agents of any InterMune Affiliate from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of any negligent or wrongful act or omission by Connetics or its Affiliates, or any breach by Connetics of its obligations under this Agreement or under the Genentech License, except to the extent that such claims, suits, losses, damages, costs, fees or expenses arises or results from any negligent or wrongful act or omission of InterMune or its Affiliates.

         8.2 INDEMNIFICATION BY INTERMUNE. InterMune agrees to indemnify, hold harmless and defend Connetics and its directors, officers, employees and agents, and the directors, officers, employees and agents of any Connetics Affiliates from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of damage or injury caused by a negligent or wrongful act or omission of InterMune or its Affiliates, or any breach by InterMune of its obligations under this Agreement, except to the extent that such claims, suits, losses, damages, costs, fees or expenses arises or results from any negligent or wrongful act or omission of Connetics or its Affiliates.

         8.3 INDEMNIFICATION PROCEDURE. In all cases where one Party seeks indemnification by the other under this Article 8, the Party seeking indemnification shall promptly notify the indemnifying Party of receipt of any claim or lawsuit covered by such indemnification obligation and shall cooperate fully with the indemnifying Party in connection with the investigation and defense of such claim or lawsuit. The indemnifying Party shall have the right to control the defense, with counsel of its choice, provided that the non-indemnifying Party shall have the right to be represented by advisory counsel at its own expense. The indemnifying Party shall not settle or dispose of the matter in any manner which could negatively and materially affect the rights or liability of the non-indemnifying Party without the non-indemnifying Party's prior written consent, which shall not be unreasonably withheld.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     13.

9. CONFIDENTIALITY

         9.1 CONFIDENTIAL INFORMATION OBLIGATIONS. As used herein, "Confidential Information" means all information that a Party discloses to the other Party under this Agreement or had disclosed to the other Party under the Original Agreement, provided that Confidential Information shall not include such information excluded under Section 9.2. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, during the term of this Agreement and for five (5) years after the expiration or termination of this Agreement, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information furnished to it by the other Party pursuant to this Agreement.

         9.2 EXCEPTIONS. The obligations set forth in Section 9.1 shall not apply to any Information that the receiving Party can demonstrate by competent evidence:

                  (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

                  (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party by the other Party;

                  (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

                  (d) was disclosed to the receiving Party, other than under an obligation of confidentiality to a third Party, by a third Party who had no obligation to the disclosing Party not to disclose such information to others; or

                  (e) is independently developed by the receiving Party without using any of the other Party's Confidential Information.

         9.3 TERMS OF THE AGREEMENT. The Parties agree that the terms of the Agreement will be considered Confidential Information of both Parties. Notwithstanding the foregoing, a Party shall have the right to disclose the material financial terms of the Agreement to any bona fide potential investor, investment banker, acquiror, merger partner or other potential financial partner, subject to such Party obtaining the agreement of such party receiving such Confidential Information to keep such information confidential.

         9.4 PERMITTED DISCLOSURE. Notwithstanding the limitations in this
Article 9, each Party may disclose Confidential Information belonging to the other Party (or otherwise subject to this Article 9), to the extent such disclosure is reasonably necessary in the following instances, but solely for the limited purpose of such necessity:

                  (a) filing or prosecuting Patents;

                  (b) regulatory and tax filings;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     14.

                  (c) prosecuting or defending litigation;

                  (d) complying with applicable governmental laws or regulations or valid court orders;

                  (e) conducting preclinical or clinical trials of Licensed Products; and

                  (f) disclosure to Affiliates, licensees, sublicensees, employees, consultants or agents who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 9.

         Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party's Confidential Information pursuant to
Section 9.4, it will give reasonable advance notice to the other Party of such disclosure and endeavor in good faith to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. Further, the Parties agree to consult with one another on the provisions of this Agreement to be redacted in any filings made by a Party with the United States Securities and Exchange Commission or as otherwise required by law.

10. TERMINATION

         10.1 TERM OF AGREEMENT. The term of this Agreement shall expire, unless earlier terminated as provided by Section 10.2 below, upon expiration or termination of the Genentech License.

         10.2 TERMINATION FOR MATERIAL BREACH. If either Party shall default in a material manner with respect to any material provision of this Agreement and the other Party shall have given the defaulting Party written notice of such default, the defaulting Party shall have thirty (30) days to cure such default. If such default is not cured within such thirty (30) day period, the non-defaulting Party shall have the right, upon notice to the defaulting Party and without prejudice to any other rights the non-defaulting Party may have, to terminate this Agreement unless the defaulting Party is in the process of attempting in good faith to remedy such default, in which case, the thirty (30) day cure period shall be extended by an additional thirty
(30) days. Any material default by InterMune in the performance of any material obligation under the Genentech License assumed by InterMune pursuant to Section 3.7 of this Agreement shall be deemed a material default of this Agreement and shall entitle Connetics to terminate this Agreement in accordance with this Section 10.2.

         10.3 EFFECT OF TERMINATION. Upon termination or expiration of the Agreement, (a) all licenses granted by Connetics to InterMune under Article 2 will terminate; (b) any and all claims and payment obligations that accrued prior to the date of such termination or expiration shall survive such termination; (c) each Party shall return all of the other Party's Confidential Information; and (d) all right, title and interest of InterMune under the Genentech Supply Agreement shall revert to Connetics, and Connetics shall be deemed to be the successor in interest of InterMune under the Genentech Supply Agreement and shall assume all obligations and be entitled to all rights of InterMune under such agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     15.

         10.4 SURVIVING RIGHTS. The obligations and rights of the Parties under Section 5.3, 6.1, and Articles 8, 9, 10 and 11 shall survive termination or expiration of the Agreement.

         10.5 ACCRUED RIGHTS AND SURVIVING OBLIGATIONS. The termination or expiration of the Agreement for any reason shall be without prejudice to any rights, which shall have accrued to the benefit of either Party prior to such termination or expiration, including any damages arising from any breach hereunder. Such termination or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of the Agreement.

         10.6 BANKRUPTCY RIGHTS. In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy laws due to such Party's bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code and any similar law or regulation in any other country, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The Parties agree that all intellectual property rights licensed hereunder, including without limitation any patents or patent applications in any country of a Party covered by the license grants under this Agreement, are part of the "intellectual property" as defined under Section 101(52) of the Bankruptcy Code subject to the protections afforded the non-terminating Party under Section 365(n) of the Bankruptcy Code, and any similar law or regulation in any other country.

11. MISCELLANEOUS

         11.1 WAIVER. No waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

         11.2 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns; provided, however, that neither Party shall assign any of its rights and obligations hereunder without the prior written consent of the other Party, except as incident to the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 10.2 shall be null and void and of no legal effect.

         11.3 NOTICES. Any notice or other communication required or permitted to be given to either Party hereto shall be in writing and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by facsimile or five (5) days after mailing by registered or certified mail, postage paid, to the other Party at the following address:

         In the case of InterMune:        InterMune, Inc.
                                          3294 West Bayshore Road
                                          Palo Alto, CA 94303
                                          Fax: (650) 858-2937
                                          Attention:  President

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     16.

         with a copy to:                  Cooley Godward LLP
                                          Five Palo Alto Square
                                          Palo Alto, CA 94306
                                          Fax: (650) 857-0663
                                          Attention:  Barclay James Kamb, Esq.

         In the case of Connetics:        Connetics Corporation
                                          3400 West Bayshore Road
                                          Palo Alto, CA 94303
                                          Fax: (650) 843-2899
                                          Attention:  Chief Executive Officer

Either Party may change its address for communications by a notice to the other Party in accordance with this Section.

         11.4 HEADINGS. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         11.5 AMENDMENT. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by both Parties.

         11.6 GOVERNING LAW. This Agreement shall be governed exclusively by the laws of the State of California, U.S.A., as such law applies to contracts entered into between and to be performed by California residents entirely in the State of California.

         11.7 DISPUTE RESOLUTION.

                  (a) In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the President of InterMune and the Chief Executive Officer of Connetics for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within ten (10) days after such notice such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within thirty (30) days of initiating such negotiations, either Party may seek to have such dispute resolved by binding arbitration under this Section 11.7. The arbitration shall be held in Palo Alto, California according to the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). The arbitration will be conducted by a panel of three (3) arbitrators who are knowledgeable in the subject matter that is at issue in the dispute, are not affiliated directly or indirectly with either Party, and are selected by mutual agreement of the Parties. Failing such agreement, the arbitrators shall be selected appointed as provided in the Rules. During the arbitration, the Parties shall have such discovery rights as the arbitrators may allow, consistent with the discovery permitted by the Federal Code of Civil Procedure. In conducting the arbitration, the arbitrators shall apply the rules of evidence applicable in California, and shall be

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     17.

able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property, as well as specific performance. The arbitrators shall also be able to award direct and indirect damages, but shall not award any other form of damage (e.g., punitive or exemplary damages). The reasonable fees and expenses, of the arbitrators, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows: If the arbitrators rule in favor of one Party on all disputed issues in the arbitration, the losing Party shall pay one hundred percent (100%) of such fees and expenses; if the arbitrators rule in favor of one Party on some issues and the other Party on other issues, the arbitrators shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The arbitrators shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the arbitration, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses. The decision of the arbitrators shall be final and may be entered, sued on or enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which statute of limitations also shall apply to any claim or disputes subject to arbitration under this Section, shall be determined by binding arbitration pursuant to this Section.

                  (b) Notwithstanding anything to the contrary in this Agreement, either Party may seek immediate injunctive or other interim relief without resort to arbitration from any court of competent jurisdiction with respect to any breach of Article 9 hereof, or as necessary to enforce and prevent infringement of the patent rights, copyright rights, trademarks, trade secrets, or other intellectual property rights owned or controlled by a Party or its Affiliates.

         11.8 FORCE MAJEURE. Any delays in performance by any Party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, fire, flood, explosion, riots, wars, civil disorder, rebellion or sabotage. The Party suffering such occurrence shall immediately notify the other Party as soon as practicable, and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence.

         11.9 INDEPENDENT CONTRACTORS. In making and performing this Agreement, InterMune and Connetics act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between InterMune and Connetics. At no time shall one Party make commitments or incur any charges or expenses for or in the name of the other Party.

         11.10 SEVERABILITY. If any part of this Agreement is declared invalid by any legally governing authority having jurisdiction over either Party, then such declaration shall not affect the remainder of the Agreement and the Parties shall revise the invalidated part in a manner that will render such provision valid without impairing the Parties' original interest.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     18.

         11.11 CUMULATIVE RIGHTS. The rights, powers and remedies hereunder shall be in addition to, and not in limitation of, all rights, powers and remedies provided at law or in equity, or under any other agreement between the Parties. All of such rights, powers and remedies shall be cumulative, and may be exercised successively or cumulatively.

         11.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

         11.13 ENTIRE AGREEMENT. This Agreement and any and all Exhibits referred to herein, in conjunction with the other "Intercompany Agreements" (as that term is described in the Collaboration Agreement), embodies the entire understanding of the Parties with respect to the subject matter of the Intercompany Agreements, and supersedes and terminates all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter of the Intercompany Agreements.

                       THIS SPACE INTENTIONALLY LEFT BLANK

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     19.

         IN WITNESS WHEREOF, both InterMune and Connetics have executed this Agreement, as of the day and year first written above.

INTERMUNE PHARMACEUTICALS, INC.        CONNETICS CORPORATION

By:  /s/ W. Scott Harkonen             By:  /s/ T. Wiggans
    -------------------------------        ----------------------------------

Name:  W. Scott Harkonen               Name:  Thomas Wiggans
      -----------------------------          --------------------------------

Title:  President                      Title:  President
       ----------------------------           -------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     20.

                                 EXHIBIT 1.13

                         GENENTECH LICENSE (AS AMENDED)

         The Genentech License (as amended) was filed with the SEC by Connetics Corporation as Exhibits 10.3 (Second Amendment) and 10.4 (Third Amendment) to its Quarterly Report on Form 10-Q for the Period Ended March 31, 1999, as filed May 13, 1999; Exhibit 10.63 (First Amendment) to its Quarterly Report on Form 10K-405 for the Period Ended December 31, 1998 as filed March 30, 1999; and Exhibit 10.2 (the original License) to its Quarterly Report on Form 10-Q for the Period Ended June 30, 1998 as filed August 13, 1998, and is hereby incorporated by reference.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      1.

                                 EXHIBIT 1.16

                          GENENTECH SUPPLY AGREEMENT

The Genentech Supply Agreement was filed with the SEC by Connetics Corporation as Exhibit 10.3 to its Quarterly Report on Form 10-Q for the Period Ended June 30, 1998, as filed August 13, 1998, and is hereby incorporated by reference.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      1.


1.       DEFINITIONS..............................................................................................2

         1.1      "Affiliate".....................................................................................2

         1.2      "Amendment No. 3"...............................................................................2

         1.3      "Best Efforts"..................................................................................2

         1.4      "BLA"...........................................................................................2

         1.5      "Connetics Know-How"............................................................................2

         1.6      "Controlled"....................................................................................2

         1.7      "Dermatology Field".............................................................................2

         1.9      "FDA"...........................................................................................3

         1.10     "Gene Therapy"..................................................................................3

         1.11     "Gene Therapy Field"............................................................................3

         1.12     "Genentech".....................................................................................3

         1.13     "Genentech License".............................................................................3

         1.14     "Genentech License Rights"......................................................................3

         1.15     "Genentech Patents".............................................................................3

         1.16     "Genentech Supply Agreement"....................................................................3

         1.17     "IG Field"......................................................................................3

         1.18     "Interferon Gamma" or "IG"......................................................................3

         1.19     "InterMune Net Sales"...........................................................................4

         1.20     "Know-How"......................................................................................4

         1.21     "Licensed Product," "Licensed Gene Product" and "Licensed Protein Product"......................4

         1.22     "Licensed Technology"...........................................................................4

         1.23     "Net Sales".....................................................................................4

         1.24     "Patents".......................................................................................4

         1.25     "Territory".....................................................................................4

         1.26     "Third Party"...................................................................................4

         1.27     "Third Party Product Rights"....................................................................4

         1.28     "United States".................................................................................4

2.       ORIGINAL AGREEMENT SUPERSEDED............................................................................4

3.       LICENSES AND COVENANTS...................................................................................4

         3.1      Genentech License Rights........................................................................4

         3.2      Third Party Product Rights......................................................................5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      1.


         3.3      Connetics Know-How..............................................................................5

         3.4      Genentech Supply Agreement......................................................................5

         3.5      Transfer of Data and Materials..................................................................5

         3.6      Connetics Covenant..............................................................................6

         3.7      InterMune Performance under Genentech License...................................................6

4.       OPTION TO DERMATOLOGY RIGHTS.............................................................................6

         4.1      Option Grant....................................................................................6

         4.2      Payments and Other Obligations under Genentech License..........................................6

         4.3      Off-Label Sales.................................................................................7

         4.4      Patent Costs....................................................................................7

         4.5      Milestone Payments..............................................................................8

         4.6      Dermatological Indications Outside of the Dermatology Field.....................................8

5.       CONSIDERATION............................................................................................9

         5.1      Royalties.......................................................................................9

         5.2      Milestone Payment...............................................................................9

         5.3      Reports; Audit Rights..........................................................................11

         5.4      Payments under Genentech License...............................................................11

6.       INTELLECTUAL PROPERTY...................................................................................11

         6.1      Ownership of Inventions........................................................................11

         6.2      Patent Prosecution.............................................................................12

         6.3      Infringement of Third Party Patents............................................................12

         6.4      Infringement of Licensed Patents...............................................................12

         6.5      Cooperation....................................................................................12

7.       REPRESENTATIONS AND WARRANTIES..........................................................................12

         7.1      Mutual Representations and Warranties..........................................................12

         7.2      Connetics Representations and Warranties.......................................................13

8.       INDEMNIFICATION.........................................................................................13

         8.1      Indemnification by Connetics...................................................................13

         8.2      Indemnification by InterMune...................................................................13

         8.3      Indemnification Procedure......................................................................13

9.       CONFIDENTIALITY.........................................................................................14

         9.1      Confidential Information Obligations...........................................................14

         9.2      Exceptions.....................................................................................14

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      2.


         9.3      Terms of the Agreement.........................................................................14

         9.4      Permitted Disclosure...........................................................................14

10.      TERMINATION.............................................................................................15

         10.1     Term of Agreement..............................................................................15

         10.2     Termination for Material Breach................................................................15

         10.3     Effect of Termination..........................................................................15

         10.4     Surviving Rights...............................................................................16

         10.5     Accrued Rights and Surviving Obligations.......................................................16

         10.6     Bankruptcy Rights..............................................................................16

11.      MISCELLANEOUS...........................................................................................16

         11.1     Waiver.........................................................................................16

         11.2     Assignment.....................................................................................16

         11.3     Notices........................................................................................16

         11.4     Headings.......................................................................................17

         11.5     Amendment......................................................................................17

         11.6     Governing Law..................................................................................17

         11.7     Dispute Resolution.............................................................................17

         11.8     Force Majeure..................................................................................18

         11.9     Independent Contractors........................................................................18

         11.10    Severability...................................................................................18

         11.11    Cumulative Rights..............................................................................19

         11.12    Counterparts...................................................................................19

         11.13    Entire Agreement...............................................................................19


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      3.